Exhibit 10.1

LIMITED CONSENT

This LIMITED CONSENT (this “Limited Consent”) is entered into as of March 13, 2025 by and among Veritone, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors, the Lenders party hereto constituting Requisite Lenders under the Credit Agreement (each, a “Consenting Lender” and together, the “Consenting Lenders”), and Wilmington Savings Fund Society, FSB, in its capacities as Administrative Agent and Collateral Agent (in such capacities, collectively, the “Agent”).

RECITALS

Reference is made to that certain Credit and Guaranty Agreement, dated as of December 13, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders party thereto from time to time, and the Agent. All capitalized terms used but not defined in this Limited Consent shall have the meanings ascribed to such terms in the Credit Agreement.

Pursuant to Section 5.1(c) of the Credit Agreement, not later than April 30, 2025 (the “Audit Deadline”), the Borrower is required to deliver to the Agent and the Lenders, among other things, audited consolidated financial statements of the Borrower and its Subsidiaries with respect to the Fiscal Year ending on December 31, 2024 with a report thereon of the Borrower’s independent certificated public accountants, which report and which financial statements must, among other things, be unqualified as to going concern and scope of audit and must not contain an emphasis of matter paragraph or like statement (the “Unqualified Audit Requirement”). Pursuant to Section 8.1(c) of the Credit Agreement, a failure by Borrower to comply with, among other things, the Unqualified Audit Requirement would constitute an Event of Default.

The Credit Parties have requested that the Consenting Lenders grant the limited consents set forth in this Limited Consent, effective on the Effective Date and on the terms and conditions contained in this Limited Consent.

Now, therefore, in consideration of the mutual covenants and agreements contained in this Limited Consent and other good and valuable consideration, the receipt of which is acknowledged, the parties to this Limited Consent acknowledge, agree and consent as follows:

1. Limited Consent. Subject to the satisfaction or written waiver of the conditions precedent set forth in Section 3 of this Limited Consent and in reliance upon the representations and warranties of the Credit Parties in this Limited Consent, the Agent and the Consenting Lenders hereby consent to the delivery of audited consolidated financial statements of the Borrower and its Subsidiaries with respect to the Fiscal Year ending on December 31, 2024 that do not satisfy the Unqualified Audit Requirement. The consent granted by this Section 1 shall be effective only to the extent specifically set forth in this Limited Consent and shall not (a) be construed as a waiver of any non-compliance, breach, Default or Event of Default except as explicitly set forth in this Section 1, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically set forth in this Section 1, (c) be deemed a consent to or waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Requisite Lenders’ consent or approval under the Credit Documents or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any non-compliance, breach, Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

2. Consent Fee. The Borrower shall pay to the Consenting Lenders in the aggregate $1,000,000 in cash (the “Consent Payment”), which Consent Payment shall be fully earned by the Consenting Lenders upon execution of this Limited Consent and payable to each Consenting Lender in an amount equal to, as measured on the date hereof, the principal amount of the Loans held by such Consenting Lender, divided by the aggregate principal amount of the Loans held by all Consenting Lenders, and multiplied by the Consent Payment. For the avoidance of doubt, and notwithstanding anything in the Credit Agreement to the contrary, no Lender shall be joined to this Consent without the prior written consent of the then-existing Consenting Lenders, who shall not be required to pay any portion of the Consent Payment to any Lender who is not a Consenting Lender.

3. Conditions to Effectiveness. This Limited Consent shall become effective on the date (such date, the “Effective Date”) on which all of the following conditions shall have been satisfied or waived in writing: (a) the Agent and the Consenting Lenders shall have received counterparts of this Limited Consent executed by the Borrower, the Guarantors, the Consenting Lenders and the Agent; (b) each Consenting Lender shall have received its portion of the Consent Fee payable pursuant to Section 2 of this Limited Consent by wire transfer to one or more accounts designated by such Consenting Lender in writing to the Borrower; (c) the representations and warranties contained in Section 4 of this Limited Consent are true and accurate; and (d) the Borrower shall have paid all fees, costs and expenses due and payable as of the Effective Date to counsel for the Consenting Lenders in accordance with Section 10.2 of the Credit Agreement to the extent invoiced to the Borrower on or prior to the Effective Date.

4. Representations. Each Credit Party represents and warrants as of the Effective Date that: (a) it has all requisite power and authority to enter into this Limited Consent and to perform, in all material respects, the Credit Agreement and the other Credit Documents to which it is a party, (b) it has taken all necessary organizational action to authorize the execution and delivery of this Limited Consent and the performance of the Credit Documents to which it is a party, (c) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Limited Consent or the performance, validity or enforceability of the Credit Agreement or any of the other Credit Documents, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) this Limited Consent has been duly executed and delivered on behalf of such Credit Party, (e) each of this Limited Consent, the Credit Agreement and each other Credit Document to which such Credit Party is a party constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law) and (f) at the time of and immediately after the Effective Date, no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Limited Consent or the performance by the Credit Parties of their obligations under this Limited Consent, the Credit Agreement or the other Credit Documents.

5. Reference to and Effect Upon the Credit Agreement. Each Credit Party hereby expressly acknowledges and agrees that (a) all of its obligations, liabilities and indebtedness under each Credit Document that remain outstanding after giving effect to this Limited Consent shall remain in full force and effect on a continuous basis and, except as expressly provided herein, all such obligations shall be valid and enforceable and shall not be impaired or limited by the execution and effectiveness of this Limited Consent, (b) all of the Liens and security interests created and arising under each Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for the Obligations, including its obligations, liabilities and indebtedness under the Credit Agreement to the extent provided in, and subject to the limitations and

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qualifications set forth in, such Credit Documents, and (c) the execution of this Limited Consent shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Credit Documents. The parties to this Limited Consent acknowledge and agree that this Limited Consent shall not constitute a novation of the Credit Agreement or the other Credit Documents as in effect on or prior to the Effective Date. This Limited Consent shall be deemed to be a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

6. Credit Party Releases.

(a) Each of the Credit Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Credit Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Agent and each of the Lenders in their respective capacities as such under the Credit Documents, and the Agent’s and each Lender’s respective successors-in-title, legal representatives and permitted assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, reasonable attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing as of the Effective Date, against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the Effective Date in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Credit Document (including this Limited Consent) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent such Claims are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of any Releasee. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 6(a).

(b) Each of the Credit Parties, on behalf of itself and each other Releasing Party, absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Credit Party pursuant to this Section 6(b). If any Credit Party or any Releasing Party violates the foregoing covenant and agreement, the Credit Parties agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

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7. Governing Law; etc. THIS LIMITED CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LIMITED CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Limited Consent is subject to the provisions of Sections 10.14, 10.15 and 10.16 of the Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions of which are by this reference incorporated herein in full.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Limited Consent and are not to affect the construction of, or to be taken into consideration in interpreting, this Limited Consent.

9. Counterparts. This Limited Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Limited Consent by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Limited Consent.

10. Costs and Expenses; Indemnity. Sections 10.2 and 10.3 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

11. Direction and Acknowledgment. Pursuant to the Credit Agreement, including, without limitation, Sections 9.3 and 10.5 thereof, the Consenting Lenders, which collectively constitute the Requisite Lenders under the Credit Agreement, hereby:

(a) authorize, request, direct and instruct the Agent to execute and deliver this Limited Consent and to take the other actions (or refrain from acting), in each case, as contemplated hereby and in connection herewith;

(b) acknowledge and agree that the Agent has no liability or responsibility for, and has not independently or otherwise verified or confirmed the truthfulness, correctness or accuracy of any of the information set forth in this Limited Consent and will not verify or confirm the same with respect to any other consent, waiver, instruction, modification or direction related to this Limited Consent;

(c) acknowledge and agree that (x) the authorization, request, instruction and direction from the Consenting Lenders set forth herein constitutes a Direction of the Requisite Lenders and an authorization, request, instruction and direction from the percentage of Lenders necessary under the circumstances under the provisions of Sections 9.3 and 10.5 of the Credit Agreement and (y) all sections of Section 9 of the Credit Agreement shall apply to any and all actions (and inactions) taken by the Agent in accordance with such authorization, request, instruction and direction; and

(d) release the Agent from any and all liability arising out of or otherwise related to this Consent.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Limited Consent as of the date first set forth above.

VERITONE, INC.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

VERITONE ENTERPRISE, LLC

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

VERITONE DIGITAL, INC.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

[Signature Page to Limited Consent]

TABLE ROCK MANAGEMENT, LLC

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

PANDOLOGIC, INC.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

BROADBEAN, INC.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

[Signature Page to Limited Consent]

IN WITNESS WHEREOF, the parties hereto have duly executed this Limited Consent as of the date first set forth above.

WILMINGTON SAVINGS FUND SOCIETY, FSB
as Administrative Agent and Collateral Agent

By:	/s/ Kevin McGarvey
Name: Kevin McGarvey
Title: Trust Officer

[Signature Page to Limited Consent]

IN WITNESS WHEREOF, the parties hereto have duly executed this Limited Consent as of the date first set forth above.

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
as a Consenting Lender

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director, Head of Operations

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.
as a Consenting Lender

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director, Head of Operations

HIGHBRIDGE SCF II SPECIAL SITUATIONS SPV LP
as a Consenting Lender

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director, Head of Operations

[Signature Page to Limited Consent]

1992 MASTER FUND CO – INVEST SPC- SERIES 4 SEGREGATED PORTFOLIO
as a Consenting Lender

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director, Head of Operations

[Signature Page to Limited Consent]

IN WITNESS WHEREOF, the parties hereto have duly executed this Limited Waiver as of the date first set forth above.

CONTEXT PARTNERS MASTER FUND, L.P.
as a Consenting Lender

By:	/s/ Charles Carnegie
Name: Charles Carnegie
Title: Managing Member
Context Capital Management, LLC
Investment Advisor

[Signature Page to Limited Consent]